                                                                    Exhibit 10.3

                              1999 INCENTIVE PLAN

                                      of

                              PURE RESOURCES, INC.


           1. Plan. This 1999 Incentive Plan of Pure Resources, Inc. (the "Plan") was adopted by the Board of Directors of Pure Resources, Inc. (formerly Titan Resources Holdings, Inc.), a Delaware corporation (the "Company"), to reward certain officers and other key employees of the Company and its subsidiaries by enabling them to acquire shares of Common Stock, par value $.01 per share, of the Company and/or to be compensated for individual performance.

           2. Objectives. The Plan is designed to attract and retain officers and other key employees of the Company and its Subsidiaries (as hereinafter defined), to encourage a sense of proprietorship of such persons and to stimulate the active interest of such persons in the development and financial success of the Company and its Subsidiaries. These objectives are to be accomplished by making Awards (as hereinafter defined) under the Plan, thereby providing Participants (as hereinafter defined) with a proprietary interest in the growth and performance of the Company and its Subsidiaries.

           3. Definitions. As used herein, the terms set forth below shall have the following respective meanings:

                 (a) "Authorized Officer" means the Chairman of the Board or the Chief Executive Officer of the Company (or any other senior officer of the Company to whom either of them shall delegate the authority to execute any Award Agreement).

                 (b) "Award" means the grant of any Option, SAR, Stock Award, Cash Award or Performance Award, whether granted singly, in combination or in tandem, to a Participant pursuant to such applicable terms, conditions and limitations as the Committee may establish in order to fulfill the objectives of the Plan.

                 (c) "Award Agreement" means a written agreement between the Company and a Participant setting forth the terms, conditions and limitations applicable to an Award.

                 (d)   "Board" means the Board of Directors of the Company.

                 (e)   "Cash Award" means an award denominated in cash.

                 (g) "Code" means the Internal Revenue Code of 1986, as amended from time to time.

                 (h) "Committee" means the committee designated by the Board pursuant to Paragraph 6(a) to administer the Plan.

                 (i) "Common Stock" means the Common Stock, par value $.01 per share, of the Company.

                 (j) "Common Stock Equivalents" means (without duplication with any other Common Stock or Common Stock Equivalents) rights, warrants, options, convertible securities, exchangeable securities or indebtedness, or other rights, exercisable for or convertible or exchangeable into, directly or indirectly, Common Stock or securities convertible or exchangeable into Common Stock, whether at the time the number of shares of Common Stock Equivalents are determined or within sixty days of that date and that are traded or are of the same class as securities that are traded on a national securities exchange or quoted on the NASDAQ National Market System, NASDAQ, or National Quotation Bureau Incorporated. The number of shares of Common Stock Equivalents outstanding shall equal the number of shares of Common Stock plus the number of shares of Common Stock issuable upon exercise, conversion or exchange of all other Common Stock Equivalents.

                 (k) "Company" means Pure Resources, Inc. (formerly Titan Resources Holdings, Inc.), a Delaware corporation.

                 (l) "Dividend Equivalents" means, with respect to shares of Restricted Stock that are to be issued at the end of the Restriction Period, an amount equal to all dividends and other distributions (or the economic equivalent thereof) that are payable to stockholders of record during the Restriction Period on a like number of shares of Common Stock.

                 (m) "Effective Date" has the meaning set forth in Paragraph 24 hereof.

                 (n) "Employee" means an employee of the Company or any of its Subsidiaries, and may include an individual who is expected to become an employee of the Company or one of its Subsidiaries; provided, however, that an Award made under the Plan to an individual who is expected to become an employee shall be forfeited in the event that the individual does not become an employee of the Company or one of its Subsidiaries within the six-month period following the date on which the Award is granted.

                 (o)   "Exchange Act" means the Securities Exchange Act of 1934.

                 (p) "Fair Market Value" of a share of Common Stock means, as of a particular date, (i) if shares of Common Stock are listed on a national securities exchange, the closing sales price per share of Common Stock on the consolidated transaction reporting system for the principal national securities exchange on which shares of Common Stock are listed on that date, or, if there shall have been no such sale so reported on that date, on the last preceding date on which such a sale was so reported, (ii) if shares of Common Stock are not so listed but are quoted on the NASDAQ National Market System, the closing sales price per share of Common Stock reported by the NASDAQ National Market System on that date, or, if there shall have been no such sale so reported on that date, on the last preceding date on which such a sale was so reported, (iii) if the Common Stock is not so listed or quoted, the average of the closing bid and asked price on that date, or, if there are no quotations available for such date, on the last preceding date on which such quotations shall be available, as reported by the NASDAQ National Market System, or, if not reported by the NASDAQ National Market System, by the National Quotation Bureau Incorporated or
     (iv) if shares of Common Stock are not publicly traded, the most recent value determined by an independent appraiser appointed by the Company for such purpose.

                 (q) "Fundamental Change" has the meaning set forth in Paragraph 13.

                 (r) "NASDAQ" means the National Association of Securities Dealers, Inc. Automated Quotations, Inc.

                 (s) "Option" means a right to purchase a specified number of shares of Common Stock at a specified price. All Options granted pursuant to the Plan shall be nonqualified stock options that are not intended to comply with the requirements set forth in Section 422 of the Code.

                 (t) "Participant" means an Employee to whom an Award has been made under the Plan.

                 (u) "Performance Award" means an Award representing a contingent right to receive a specified amount of cash or shares of Common Stock upon the attainment of one or more Performance Goals.

                 (v) "Performance Goal" means a standard established by the Committee to determine in whole or in part whether a Performance Award shall be earned.

                 (w) "Restricted Stock" means Common Stock that is nontransferable or subject to a substantial risk of forfeiture until specific conditions are satisfied.

                 (x) "Restriction Period" means a period of time beginning as of the date upon which Restricted Stock is transferred to a Participant pursuant to the Plan and ending as of the date upon which the Common Stock subject to such Award is no longer nontransferable or subject to a substantial risk of forfeiture.

                 (y) "SAR" means a right to receive a payment, in cash or Common Stock, equal to the excess of the Fair Market Value or other specified valuation of a specified number of shares of Common Stock on the date the right is exercised over a specified strike price, in each case, as determined by the Committee.

                 (z) "Stock Award" means an Award in the form of shares of Common Stock or units denominated in shares of Common Stock.

                 (aa) "Subsidiary" means (i) in the case of a corporation, any corporation in which the Company directly or indirectly owns shares representing more than 50% of the combined voting power of the shares of all classes or series of capital stock of such corporation which have the right to vote generally on matters submitted to a vote of the stockholders of such corporation and (ii) in the case of a partnership or other business entity not organized as a corporation, any such business entity of which the Company directly or indirectly owns more than 50% of the voting, capital or profits interests (whether in the form of partnership interests, membership interests or otherwise).

           4. Eligibility. Employees who hold positions of responsibility and whose performance, in the judgment of the Committee, can have a significant effect on the success of the Company and its Subsidiaries are eligible to receive Awards under the Plan.

           5.    Common Stock Available for Awards.

                 (a) Maximum Number of Shares. Subject to the provisions of Paragraph 14 hereof, there shall be available for Awards under the Plan granted wholly or partly in Common Stock (including rights or options that may be exercised for or settled in Common Stock) an aggregate number of shares of Common Stock equal to (a) twelve percent of the total number of shares of Common Stock Equivalents outstanding from time to time minus (b) the total number of shares of Common Stock subject to outstanding awards on the date of calculation under any other stock-based plan for employees of the Company and its Subsidiaries.

                 (b) Determination of Available Shares. The Committee may from time to time adopt and observe such procedures concerning the counting of shares against the Plan maximum as it may deem appropriate.

                 (c) Restoration of Unused and Surrendered Shares. The number of shares of Common Stock that are subject to Awards under the Plan, that are forfeited or terminated, expire unexercised, are settled in cash in lieu of Common Stock or in a manner such that all or some of the shares covered by an Award are not issued to a Participant or are exchanged for Awards that do not involve Common Stock, shall again immediately become available for Awards hereunder.

                 (d) Description of Shares. The shares to be delivered under the Plan shall be made available from (a) authorized but unissued shares of Common Stock, (b) Common Stock held in the treasury of the Company, or (c) previously issued shares of Common Stock reacquired by the Company, including shares purchased on the open market, in each situation as the Board or the Committee may determine from time to time at its sole option.

                 (e) Registration and Listing of Shares. The Board and the appropriate officers of the Company shall from time to time take whatever actions are necessary to file any required documents with governmental authorities, stock exchanges and transaction reporting systems to ensure that shares of Common Stock are available for issuance pursuant to Awards.

           6.    Administration.

                 (a) Committee. The Plan shall be administered by the Compensation Committee or such other committee of the Board designated by the Board to administer the Plan; provided, however, that the Committee shall be constituted in a manner that satisfies the requirements of Rule 16b-3 under Section 16(b) of the Exchange Act, which Committee shall administer the Plan with respect to all Employees who are subject to
     Section 16 of the Exchange Act in a manner that satisfies the requirements of Rule 16b-3 under Section 16(b) of the Exchange Act. The number of persons that shall constitute the Committee shall be determined from time to time by a majority of all the members of the Board. The members of the Committee shall serve at the pleasure of the Board, which shall have the power, at any time and from time to time, to remove members from or add members to the Committee. Removal from the Committee may be with or without cause. Any individual serving as a member of the Committee shall have the right to resign from membership in the Committee by written notice to the Board. The Board, and not the remaining members of the Committee, shall have the power and authority to fill vacancies on the Committee, however caused.

                 (b) Meetings and Actions of Committee. The Board shall designate which of the Committee members shall be the chairman of the Committee. If the Board fails to designate a Committee chairman, the members of the Committee shall elect one of the Committee members as chairman, who shall act as chairman until he ceases to be a member of the Committee or until the Board or the Committee elects a new chairman. The Committee shall hold its meetings at those times and places as the chairman of the Committee may determine. At all meetings of the Committee, a quorum for the transaction of business shall be required, and a quorum shall be deemed present if at least a majority of the members of the Committee are present. At any meeting of the Committee, each member shall have one vote. All decisions and determinations of the Committee shall be made by the majority vote or majority decision of all of its members present at a meeting at which a quorum is present; provided, however, that any decision or determination reduced to writing and signed by all of the members of the Committee shall be as fully effective as if it had been made at a meeting that was duly called and held. The Committee may make any rules and regulations as it may deem advisable for the conduct of its business that are not inconsistent with the provisions of the Plan, the Certificate of Incorporation, the by-laws of the Company, Rule 16b-3 under Section 16 of the Exchange Act so long as it is applicable.

                 (c) Powers of Committee. Subject to the provisions hereof, the Committee shall have full and exclusive power and authority to administer the Plan and to take all actions that are specifically contemplated hereby or are necessary or appropriate in connection with the administration hereof. The Committee shall also have full and exclusive power to interpret the Plan and to adopt such rules, regulations and guidelines for carrying out the Plan as it may deem necessary or proper, all of which powers shall be exercised in the best interests of the Company and in keeping with the objectives of the Plan. The Committee may, in its discretion, provide for the extension of the exercisability of an Award, accelerate the vesting or exercisability of an Award, eliminate or make less restrictive any restrictions contained in an Award, waive any restrictions or other provision of the Plan or an Award or otherwise amend or modify an Award in any manner that is either (i) not adverse to the Participant to whom such Award was granted or (ii) consented to by such Participant. The Committee may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any Award in the manner and to the extent the Committee deems necessary or desirable to further the Plan purposes. Any decision of the Committee in the interpretation and administration of the Plan shall lie within its sole and absolute discretion and shall be final, conclusive and binding on all parties concerned.

           (d) Delegation of Authority. The Committee may delegate to the Chief Executive Officer and to other senior officers of the Company its duties under the Plan pursuant to such conditions or limitations as the Committee may establish.

           (e) Liability. No member of the Committee or officer of the Company to whom the Committee has delegated authority in accordance with the provisions of Subparagraph (d) above shall be liable for anything done by him or her, by any member of the Committee or by any officer of the Company in connection with the performance of any duties under the Plan, except for his or her own willful fraud or as expressly provided by statute.

           7. Awards. The Committee shall determine the type or types of Awards to be made under the Plan and shall designate from time to time the Employees who are to be the recipients of such Awards. Each Award may be embodied in an Award Agreement, which shall contain such terms, conditions and limitations as shall be determined by the Committee in its sole discretion and shall be signed by the Participant to whom the Award is made and by an Authorized Officer for and on behalf of the Company. Awards may consist of those listed in this Paragraph 7 and may be granted singly, in combination or in tandem. Awards may also be made in combination or in tandem with, in replacement of, or as alternatives to, grants or rights under the Plan or any other employee plan of the Company or any of its Subsidiaries, including the plan of any acquired entity. The terms and provisions of the respective Award Agreements need not be identical. An Award may provide for the grant or issuance of additional, replacement or alternative Awards upon the occurrence of specified events, including the exercise of the original Award granted to a Participant. All or part of an Award may be subject to conditions established by the Committee, which may include, but are not limited to, continuous service with the Company and its Subsidiaries, achievement of specific business objectives, increases in specified indices, attainment of specified growth rates and other comparable measurements of performance. Unless otherwise specified in the Plan, upon the termination of employment of a Participant, any unexercised, deferred, unvested or unpaid Awards shall be treated as set forth in the applicable Award Agreement.

           (a)   Options.

                 (i) An Award may be in the form of an Option. The price at which shares of Common Stock may be purchased upon the exercise of an Option shall be not less than the greater of (i) 25 percent of the Fair Market Value of the Common Stock on the date of grant or (ii) its par value.

                 (ii) The term of each Option shall be as specified by the Committee; provided, however, that unless otherwise designated by the Committee, no Option shall be exercisable later than 10 years from the effective date of the Option's grant.

                 (iii) Each Award Agreement embodying an Option shall set forth the extent to which the Participant shall have the right to exercise the Option following the Participant's termination of employment with the Company or a Subsidiary. Such provisions shall be determined in the sole discretion of the Committee, need not be uniform among all Options granted under the Plan and may reflect distinctions based on the reasons for termination of employment. In the event that a Participant's Award Agreement embodying an Option does not set forth such termination provisions, the following termination provisions shall apply with respect to such Option:

                       (A) Death or Disability. If the employment of a Participant shall terminate by reason of death or permanent and total disability (within the meaning of Section 22(e)(3) of the Code), outstanding Options held by the Participant may be exercised, to the extent then vested, no more than one year from the date of such termination of employment, unless the Options, by their terms, expire earlier.

                       (B) Other Termination. If the employment or service of a Participant shall terminate for a reason other than the reasons set forth in subparagraph (A) above, whether on a voluntary or involuntary basis, outstanding Options held by the Participant may be exercised, to the extent then vested, no more than three months from the date of such termination of employment, unless the Options, by their terms, expire earlier.

                       (C)   Termination for Cause. Notwithstanding
                 subparagraphs (A) and (B) above, if the employment of a Participant shall be terminated by reason of such Participant's fraud against the Company or a Subsidiary or conviction of a felony, all outstanding Options held by the Participant shall immediately be forfeited to the Company and no additional exercise period shall be allowed, regardless of the vested status of the Options.

     Subject to the foregoing provisions, the terms, conditions and limitations applicable to any Options awarded pursuant to the Plan, including the term of any Options and the date or dates upon which they become exercisable, shall be determined by the Committee.

           (b) Stock Appreciation Right. An Award may be in the form of an SAR. The terms, conditions and limitations applicable to any SARs awarded pursuant to the Plan, including the term of any SARs and the date or dates upon which they become exercisable, shall be determined by the Committee.

           (c) Stock Award. An Award may be in the form of a Stock Award. The terms, conditions and limitations applicable to any Stock Awards granted pursuant to the Plan shall be determined by the Committee.

           (d) Cash Award. An Award may be in the form of a Cash Award. The terms, conditions and limitations applicable to any Cash Awards granted pursuant to the Plan shall be determined by the Committee.

           (e) Performance Award. Without limiting the type or number of Awards that may be made under the other provisions of the Plan, an Award may be in the form of a Performance Award. A Performance Award shall be paid, vested or otherwise deliverable solely on account of the attainment of one or more pre-established, objective Performance Goals established by the Committee.

           8.    Payment of Awards.

           (a) General. Payment of Awards may be made in the form of cash or Common Stock, or a combination thereof, and may include such restrictions as the Committee shall determine, including, in the case of Common Stock, restrictions on transfer and forfeiture provisions. If payment of an Award is made in the form of Restricted Stock, the Award Agreement relating to such shares shall specify whether they are to be issued at the beginning or end of the Restriction Period. In the event that shares of Restricted Stock are to be issued at the beginning of the Restriction Period, the certificates evidencing such shares (to the extent that such shares are so evidenced) shall contain appropriate legends and restrictions that describe the terms and conditions of the restrictions applicable thereto. In the event that shares of Restricted Stock are to be issued at the end of the Restriction Period, the right to receive such shares shall be evidenced by book entry registration or in such other manner as the Committee may determine.

           (b) Deferral. With the approval of the Committee, payments in respect of Awards may be deferred, either in the form of installments or a future lump-sum payment. The Committee may permit selected Participants to elect to defer payments of some or all types of Awards in accordance with procedures established by the Committee. Any deferred payment of an Award, whether elected by the Participant or specified by the Award Agreement or by the Committee, may be forfeited if and to the extent that the Award Agreement so provides.

           (c) Dividends and Interest. Rights to dividends or Dividend Equivalents may be extended to and made part of any Award consisting of shares of Common Stock or units denominated in shares of Common Stock, subject to such terms, conditions and restrictions as the Committee may establish. The Committee may also establish rules and procedures for the crediting of interest on deferred cash payments and Dividend Equivalents for Awards consisting of shares of Common Stock or units denominated in shares of Common Stock.

           (d) Substitution of Awards. At the discretion of the Committee, a Participant may be offered an election to substitute an Award for another Award or Awards of the same or different type.

           9.    Stock Option Exercise.

           (a) Subject to the terms and conditions of the Plan, Options shall be exercised by the delivery of a written notice of exercise to the Company, setting forth the number of shares of Common Stock with respect to which the Option is to be exercised, accompanied by full payment for such shares.

           (b) The price at which shares of Common Stock may be purchased under an Option shall be paid in full at the time of exercise (i) in cash or (ii) if elected by the Participant, the Participant may purchase such shares by means of tendering Common Stock or surrendering another Award, including Restricted Stock, valued at Fair Market Value on the date of exercise, or any combination thereof. The Committee shall determine acceptable methods for Participants to tender Common Stock or other Awards. The Committee may provide for procedures to permit the exercise or purchase of such Awards by use of the proceeds to be received from the sale of Common Stock issuable pursuant to an Award. Unless otherwise provided in the applicable Award Agreement, in the event shares of Restricted Stock are tendered as consideration for the exercise of an Option, a number of the shares issued upon the exercise of the Option, equal to the number of shares of Restricted Stock used as consideration therefor, shall be subject to the same restrictions as the Restricted Stock so submitted as well as any additional restrictions that may be imposed by the Committee.

           (c) Payment of the exercise price of an Option may also be made, in the discretion of the Committee, by delivery to the Company or its designated agent of an executed irrevocable option exercise form together with irrevocable instructions to a broker-dealer to sell or margin a sufficient portion of the shares with respect to which the Option is exercised and deliver the sale or margin loan proceeds directly to the Company to pay the exercise price and any required withholding taxes.

           (d) The Committee, in its sole and absolute discretion, may approve the extension of a loan to a Participant by the Company to assist the Participant in paying the exercise price of an Option and/or any tax required by law to be withheld upon exercise of an Option; provided, however, that a Participant shall be required to pay in cash the par value
     of Common Stock received upon exercise of an Option.   Any such loan shall
     be made upon
     such terms and conditions (including interest rate, security and terms of repayment) as may be determined by the Committee in its discretion and applicable law.

           (e) As soon as reasonably practicable after receipt of written notification of exercise of an Option and full payment of the exercise price and any required withholding taxes, the Company shall deliver to the Participant, in the Participant's name, a stock certificate or certificates in an appropriate amount based upon the number of shares of Common Stock purchased under the Option.

           10. Tax Withholding. The Company shall have the right to deduct applicable taxes from any Award payment and withhold, at the time of delivery or vesting of cash or shares of Common Stock under the Plan, an appropriate amount of cash or number of shares of Common Stock or a combination thereof for payment of taxes required by law or to take such other action as may be necessary in the opinion of the Company to satisfy all obligations for withholding of such taxes. The Committee may also permit withholding to be satisfied by the transfer to the Company of shares of Common Stock theretofore owned by the holder of the Award with respect to which withholding is required. If shares of Common Stock are used to satisfy tax withholding, such shares shall be valued based on the Fair Market Value when the tax withholding is required to be made. The Committee may provide for loans, on either a short-term or demand basis, from the Company to a Participant to permit the payment of taxes required by law.

           11. Amendment, Modification, Suspension or Termination. The Board may amend, modify, suspend or terminate the Plan for the purpose of meeting or addressing any changes in legal requirements or for any other purpose permitted by law, except that no amendment or alteration that would adversely affect the rights of any Participant under any Award previously granted to such Participant shall be made without the consent of such Participant.

           12. Assignability. Except as otherwise provided in a Participant's Award Agreement, no Award granted under the Plan may be sold, transferred, pledged, exchanged, hypothecated or otherwise disposed of, other than by will or pursuant to the applicable laws of descent and distribution. Further, no Award shall be subject to execution, attachment or similar process. Any attempted sale, transfer, pledge, exchange, hypothecation or other disposition of an Award not specifically permitted by the Plan or the Award Agreement shall be null and void and without effect. Except as otherwise provided in an Award Agreement, Awards granted to a Participant under the Plan shall be exercisable during his or her lifetime only by such Participant or, in the event of the Participant's legal incapacity, by his or her guardian or legal representative.

           13. Fundamental Change. Except as otherwise provided in an Award Agreement, if (i) the Company enters into any merger, consolidation or recapitalization pursuant to which the persons serving as directors of the Company immediately before such transaction cease to constitute at least 40% of the members of the board of directors of the surviving entity (whether the Company or another entity) following consummation of such transaction, (ii) the Company sells, leases or exchanges or agrees to sell, lease or exchange all or substantially all of its assets to any other person or entity, or (iii) the Company is to be dissolved and liquidated (each such event is referred to herein as a "Fundamental Change"), then immediately before the consummation of the Fundamental Change --

           (a) any portion of an Option which has not then vested shall become vested and the Company, at its discretion, shall either (i) provide to the Participant at least 30 days' notice of such pending Fundamental Change so as to permit the Participant to exercise the Option before consummation of such Fundamental Change, in which case the Company need not make provision for an Award to survive the consummation of such Fundamental Change, or
     (ii) make or cause to be made lawful and adequate provision whereby, upon the due exercise of the Option after the effective date of such Fundamental Change, the Participant shall be entitled to purchase upon exercise of the Option, the number and class of shares or other securities or property to which the Participant would have been entitled pursuant to the terms of the Fundamental Change if, immediately before consummation of such Fundamental Change, the Participant had been the holder of record of the number of shares of Common Stock which could be purchased upon exercise of the Option immediately before such Fundamental Change;

           (b) the restriction period of any Restricted Stock shall immediately be accelerated and the restrictions shall expire; and

           (c) the target payout opportunity attainable under any Performance Awards will be deemed to have been fully earned for all performance periods upon the occurrence of the Fundamental Change and the Participant will be paid a pro rata portion of all associated targeted payout opportunities (based on the number of complete and partial calendar months elapsed as of the occurrence of the Fundamental Change) in cash within ten days following the Fundamental Change or in Common Stock effective as of the date of the Fundamental Change, for cash and stock-based Performance Awards, respectively.

This Paragraph shall not impose on a Participant the obligation to exercise any Award immediately before or upon the Fundamental Change, and, except as provided in subparagraph (a)(i) above, a Participant shall not forfeit the right to exercise an Award during the remainder of the original term of the Award because of a Fundamental Change. Notwithstanding any provision of this Plan to the contrary, a "Fundamental Change" shall not include the merger of TRH, Inc. with into Titan Exploration, Inc. pursuant to the terms of the Agreement and Plan of Merger dated as of December 13, 1999, by and among Union Oil Company of California, the Company, TRH, Inc., and Titan Exploration, Inc.

           14.   Adjustments.

           (a) The existence of outstanding Awards shall not affect in any manner the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the capital stock of the Company or its business or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stock (whether or not such issue is prior to, on a parity with or junior to the Common Stock) or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding of any kind, whether or not of a character similar to that of the acts or proceedings enumerated above.

           (b) In the event of any subdivision or consolidation of outstanding shares of Common Stock, declaration of a dividend payable in shares of Common Stock or other stock split, then (i) the number of shares of Common Stock reserved under the Plan, (ii) the number of shares of Common Stock covered by outstanding Awards in the form of Common Stock or units denominated in Common Stock, (iii) the exercise or other price in respect of such Awards and (iv) the appropriate Fair Market Value and other price determinations for such Awards shall each be proportionately adjusted by the Board to reflect such transaction. In the event of any other recapitalization or capital reorganization of the Company, any consolidation or merger of the Company with another corporation or entity, the adoption by the Company of any plan of exchange affecting the Common Stock or any distribution to holders of Common Stock of securities or property (other than normal cash dividends or dividends payable in Common Stock), the Board shall make appropriate adjustments to (i) the number of shares of Common Stock covered by Awards in the form of Common Stock or units denominated in Common Stock, (ii) the exercise or other price in respect of such Awards and (iii) the appropriate Fair Market Value and other price determinations for such Awards to give effect to such transaction shall each be proportionately adjusted by the Board to reflect such transaction; provided that such adjustments shall only be such as are necessary to maintain the proportionate interest of the holders of the Awards and preserve, without exceeding, the value of such Awards. In the event of a corporate merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation, the Board shall be authorized to issue or assume Awards by means of substitution of new Awards, as appropriate, for previously issued Awards or to assume previously issued Awards as part of such adjustment.

           15. Restrictions. No Common Stock or other form of payment shall be issued with respect to any Award unless the Company shall be satisfied based on the advice of its counsel that such issuance will be in compliance with applicable federal and state securities laws. Certificates evidencing shares of Common Stock delivered under the Plan (to the extent that such shares are so evidenced) may be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any securities exchange or transaction reporting system upon which the Common Stock is then listed or to which it is admitted for quotation and any applicable federal or state securities law. The Committee may cause a legend or legends to be placed upon such certificates (if any) to make appropriate reference to such restrictions.

           16. Unfunded Plan. Insofar as it provides for Awards of cash, Common Stock or rights thereto, the Plan shall be unfunded. Although bookkeeping accounts may be established with respect to Participants who are entitled to cash, Common Stock or rights thereto under the Plan, any such accounts shall be used merely as a bookkeeping convenience. The Company shall not be required to segregate any assets that may at any time be represented by cash, Common Stock or rights thereto, nor shall the Plan be construed as providing for such segregation, nor shall the Company, the Board or the Committee be deemed to be a trustee of any cash, Common Stock or rights thereto to be granted under the Plan. Any liability or obligation of the Company to any Participant with respect to an Award of cash, Common Stock or rights thereto under the Plan shall be based solely upon any contractual obligations that may be created by the Plan and any Award Agreement, and no such liability or obligation of the Company shall be deemed to be secured by any pledge or other encumbrance on any property of the Company. Neither the Company nor the Board nor the Committee shall be required to give any security or bond for the performance of any obligation that may be created by the Plan.

           17. No Fractional Shares. No fractional shares of Common Stock shall be issued pursuant to any Award granted under the Plan, and no payment or other adjustment shall be made in respect of any such fractional share.

           18. Binding Effect. The obligation of the Company under the Plan shall be binding upon any successor corporation or organization resulting from the merger, consolidation or other reorganization of the Company, or upon any successor corporation or organization succeeding to all or substantially all of the assets and business of the Company. The terms and conditions of the Plan shall be binding upon each Participant and his or her heirs, legatees, distributees and legal representatives.

           19. Risk of Participation. Nothing contained in the Plan shall be construed either as a guarantee by the Company or its Subsidiaries, or their respective stockholders, directors, officers or employees, or the value of any assets of the Plan or as an agreement by the Company or its Subsidiaries, or their respective stockholders, directors, officers or employees, to indemnify anyone for any losses, damages, costs or expenses resulting from participation in the Plan.

           20. No Guarantee of Tax Consequences. No person connected with the Plan in any capacity, including, but not limited to, the Company and its Subsidiaries and their respective directors, officers, agents and employees, makes any representation, commitment or guarantee that any tax treatment, including, but not limited to, federal, state and local income, estate and gift tax treatment, will be applicable with respect to any Awards or payments thereunder made to or for the benefit of a Participant under the Plan or that such tax treatment will apply to or be available to a Participant on account of participation in the Plan.

           21. Continued Employment. Nothing contained in the Plan or in any Award Agreement shall confer upon any Participant the right to continue in the employ of the Company, or interfere in any way with the rights of the Company to terminate his or her employment at any time, with or without cause.

           22. Miscellaneous. Headings are given to the articles and sections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction of the Plan or any provisions hereof. The use of the masculine gender shall also include within its meaning the feminine. Wherever the context of the Plan dictates, the use of the singular shall also include within its meaning the plural, and vice versa.

           23. Governing Law. The Plan and all determinations made and actions taken pursuant hereto, to the extent not otherwise governed by mandatory provisions of the Code or the securities laws of the United States, shall be governed by and construed in accordance with the laws of the State of Delaware.

           24. Effectiveness. The Plan shall be effective as of December 13, 1999, the date of its adoption by the Board, provided (i) it is duly approved by the holders of at least a majority of the shares of Common Stock in accordance with applicable law within twelve months after the date of adoption of the Plan by the Board and (ii) the transactions contemplated by the Agreement and Plan of Merger dated as of December 13, 1999, by and among Union Oil Company of California, the Company, TRH, Inc., and Titan Exploration, Inc. are consummated. If the Plan is not so approved or such transactions are not so consummated, the Plan shall terminate and any Awards granted hereunder shall be null and void.

     IN WITNESS WHEREOF, this Plan has been executed to be effective as of the 13th day of December, 1999.

                                       PURE RESOURCES, INC.



                                       By: /s/ Barry Hoffman
                                           ---------------------------
                                           Name:   Barry A. L. Hoffman
                                           Title:  Vice President